                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report:                   October 20, 1997

Date of earliest event reported:  October 20, 1997



                        ASSISTED LIVING CONCEPTS, INC.
            (Exact name of registrant as specified in its charter)



          Nevada                        1-13498                  93-1148702
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)

   9955 S.E. Washington Street, Suite 201
               Portland, OR                               97216
(Address of principal executive offices)                (Zip Code)

                                (503) 252-6233
             (Registrant's telephone number, including area code)

                                Not applicable
  (Former name, former address and former fiscal year, if changed since last report)
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Item 7.  Exhibits
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         4.1  Indenture, dated as of October 2 , 1997 by and between the Company and Harris Trust and Savings Bank, as Trustee.

         10.1 Restricted Stock Agreement dated October 3, 1997 by and between the Company and William McBride III.

         10.2 Restricted Stock Agreement dated October 3, 1997 by and between the Company and Keren Brown Wilson.

         10.3 Employment Agreement dated October 3, 1997 by and between the Company and William McBride III.

         10.4 Amended and Restated Employment Agreement dated October 3, 1997 by and between the Company and Keren Brown Wilson.

         10.5 Indemnification Agreement dated October 3, 1997 by and between the Company and William McBride III.

         10.6 Indemnification Agreement dated October 3, 1997 by and between the Company and Keren Brown Wilson.

         10.7 Amended and Restated 1994 Stock Option Plan of the Company.

         10.8 Merger Agreement dated as of October 4, 1997 by and between the Company and Home and Community Care, Inc.

         10.9 $20,440,000 Agreement to Purchase and Lease Assisted Living Residences dated October 3, 1997 by and between the Company and LTC Properties, Inc.

         10.10 $50,000,000 Agreement to Purchase and Lease Assisted Living Residences dated October 3, 1997 by and between the Company and LTC Properties, Inc.

         10.11 Management Agreement dated as of April 1, 1997 by and between the Company and Health Equity Investors, LLC.

         10.12 Joint Venture Agreement dated as of April 1, 1997 by and between the Company and Health Equity Investors, LLC.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ASSISTED LIVING CONCEPTS, INC.


Date:  October 20, 1997          By: /s/ Stephen Gordon
                                    __________________________
                                 Name:  Stephen Gordon
                                 Title: Chief Financial Officer

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                                 EXHIBIT INDEX


4.1 Indenture, dated as of October 2 , 1997 by and between the Company and Harris Trust and Savings Bank, as Trustee.

10.1 Restricted Stock Agreement dated October 3, 1997 by and between the Company and William McBride III.

10.2 Restricted Stock Agreement dated October 3, 1997 by and between the Company and Keren Brown Wilson.

10.3 Employment Agreement dated October 3, 1997 by and between the Company and William McBride III.

10.4 Amended and Restated Employment Agreement dated October 3, 1997 by and between the Company and Keren Brown Wilson.

10.5 Indemnification Agreement dated October 3, 1997 by and between the Company and William McBride III.

10.6 Indemnification Agreement dated October 3, 1997 by and between the Company and Keren Brown Wilson.

10.7  Amended and Restated 1994 Stock Option Plan of the Company.

10.8 Merger Agreement dated as of October 4, 1997 by and between the Company and Home and Community Care, Inc.

10.9 $20,440,000 Agreement to Purchase and Lease Assisted Living Residences dated October 3, 1997 by and between the Company and LTC Properties, Inc.

10.10 $50,000,000 Agreement to Purchase and Lease Assisted Living Residences dated October 3, 1997 by and between the Company and LTC Properties, Inc.

10.11 Management Agreement dated as of April 1, 1997 by and between the Company and Health Equity Investors, LLC.

10.12 Joint Venture Agreement dated as of April 1, 1997 by and between the Company and Health Equity Investors, LLC.